UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 25, 2022

Mondee Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39943	88-3292448
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10800 Pecan Park Blvd. Suite 315 Austin, Texas	78750
(Address of principal executive offices)	(Zip Code)

(650) 646-3320

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	MOND	The Nasdaq Stock Market LLC

Warrants to purchase Class A common stock	MONDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On October 25, 2022, Mondee Holdings, Inc. (the “Company”) received formal notice from The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company has demonstrated compliance with all applicable criteria for initial listing on Nasdaq, as set forth in Nasdaq Listing Rule 5405, as required by Nasdaq IM-5101-2. Based on the foregoing, the Company’s securities will remain listed on The Nasdaq Global Market and the previously-disclosed listing matter has been closed.

As previously disclosed, on July 18, 2022, the Company received written notice from the Nasdaq Listing Qualifications Department (the “Staff”) indicating that the Staff had determined to delist the Company’s securities from Nasdaq due the Company’s failure to evidence compliance with certain of the applicable initial listing criteria immediately upon completion of the business combination by and between the Company and ITHAX Acquisition Corp. on July 18, 2022. Specifically, the Staff noted that (i) the Company’s Class A common stock did not satisfy the 1.1 million unrestricted publicly held shares and the $20 million market value of unrestricted publicly held shares requirements for initial listing and (ii) the Company’s warrants to purchase shares of Class A common stock, as governed by the Amended and Restated Warrant Agreement, dated as of July 18, 2022, by and between the Company and Continental Stock Transfer & Trust Company (the “Warrants”) did not qualify for initial listing since the security underlying the Warrant, the Class A common stock, did not qualify for initial listing on Nasdaq. The Company requested a hearing before the Nasdaq Hearings Panel (the “Panel”), subsequent to which the Panel granted the Company an extension, through October 21, 2022 to evidence full compliance with all applicable criteria for initial listing on Nasdaq.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONDEE HOLDINGS, INC.

Dated: October 26, 2022

	By:	/s/ Dan Figenshu
Name: Dan Figenshu Title: Chief Financial Officer